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                           [COMMONWEALTH ANNUITY LOGO]
                 Commonwealth Annuity and Life Insurance Company
                             a Goldman Sachs Company

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                                 SERVICE CENTER:
                    [P.O. BOX 758550, TOPEKA, KS 66675-8550]
                              PHONE: [800-533-7881]

VARIABLE ANNUITY APPLICATION

PRODUCT(S): [Horizon Flexible Premium Deferred Variable Annuity]

PLAN TYPE: |_| Non-Qualified   |_| 408(b)           |_| Traditional IRA   |_| Simple IRA   |_| ERISA
           |_| 401(k)          |_| 457(b) gov       |_| Roth IRA          |_| SEP-IRA      |_| NON-ERISA
           |_| 403(b)          |_| 457(b) non-gov   |_| Other _________   B/D Client Acct. # (if applicable) _________

1. OWNER (if the owner is a Trust, please submit the first and last page of the Trust document and complete form # [CWA-TRCERT-07])

Name:                                               Birth/Trust Date (mo/day/yr) _____/____/_____   Sex: |_| M |_| F

Street Address*:                                                   SSN/Tax I.D. #:

City, State, Zip:

Daytime Phone:

2. JOINT OWNER (Non-Qualified contracts only)

Name:                                               Birth/Trust Date (mo/day/yr) ____/_____/_____   Sex: |_| M |_| F

Street Address*:                                                   SSN/Tax I.D. #:

City, State, Zip:

Daytime Phone:

3. ANNUITANT (if different from owner)

Name:                                               Birth Date (mo/day/yr) _____/____/____          Sex: |_| M |_| F

Street Address*:                                                   SSN/Tax I.D. #:

City, State, Zip:

Daytime Phone:

4. JOINT ANNUITANT (Non-Qualified contracts only)

Name:                                               Birth Date (mo/day/yr) _____/____/____          Sex: |_| M |_| F

Street Address*:                                                   SSN/Tax I.D. #:

City, State, Zip:

Daytime Phone:

* REQUIRED: If mailing address is a P.O. Box, please provide street address in Section 14 Remarks


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5. BENEFICIARY

Unless you specify otherwise, payments will be shared equally by all primary beneficiaries who survive or, if none, by all contingent beneficiaries who survive. If additional space is needed, please use Section 14 Remarks or include a signed attachment to this application. If the beneficiary is a trust, corporation or partnership, please provide the entity's name, address and date established.

If you named joint owners, do not select a primary beneficiary below since the surviving joint owner is automatically the beneficiary of any death benefits resulting from the death of a joint owner.

Primary Name:                                                             Relationship:             Birth Date          %
                                                                                                    ____/_____/____

|_| Primary         Name:                                                 Relationship:             Birth Date          %
|_| Contingent                                                                                      ____/_____/____

|_| Primary         Name:                                                 Relationship:             Birth Date          %
|_| Contingent                                                                                      ____/_____/____

6. REPLACEMENT

Do you have any existing annuity contracts or life insurance? |_| Yes |_| No

Will any existing life insurance policy or annuity contract be replaced or will values from another life insurance policy or annuity contract (through loans, surrenders or otherwise) be used to make purchase payments for the annuity contract applied for? |_| Yes |_| No

If yes, please provide the following information AND SUBMIT ANY REQUIRED STATE
SPECIFIC REPLACEMENT FORMS:

Existing Contract Type: |_| Annuity |_| Life Insurance

Company Name: ____________________________  Policy/Contract #: ___________
(if more than one company please use Section 14 Remarks)

7. ANNUITY DATE

(mo/day/yr) _______/_______/_______ (not to be earlier or later than the dates permitted under the contract)

8. PURCHASE PAYMENT(S) (MAKE CHECKS PAYABLE TO COMMONWEALTH ANNUITY AND LIFE
INSURANCE COMPANY)

A. Initial Payment $:        |_| Check |_| Wire    Bank Originating Wire:

B. Expected Transfer Amount:                 Distributor Trade/Transaction ID (if applicable):

Non-Qualified:    |_| 1035 Tax-Free Exchange |_| Direct Investment (check/wire) |_| CD/Mutual Fund Transfer
                                                 PLEASE COMPLETE PART C BELOW

403(b) Qualified: |_| Exchange               |_| Rollover
                  |_| Direct Transfer        |_| Regular Contribution (_____________ Contribution Tax Year)
IRA/Roth:         |_| Rollover               |_| Direct Rollover

C. Direct Investment (IF AVAILABLE, PLEASE ATTACH A VOIDED CHECK OR VOIDED WITHDRAWAL SLIP FOR SAVINGS ACCOUNTS)
   |_| I authorize automatic deductions of $ ______________ from my bank account to be applied to this contract
       (Minimum: Qualified = $[50]; Non-Qualified = $[250])

   Frequency: Every |_| 1 |_| 3 |_| 6 |_| 12 Months    Beginning: ____/____/____ (excluding 29th, 30th, 31st)

Bank Name:

ABA Routing #:                                   Bank Account #:


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8. PURCHASE PAYMENT(S) (CONTINUED)

D. Payroll Deduction (QUALIFIED PLANS ONLY)

           PURCHASE PAYMENT AMOUNT   # OF PURCHASE PAYMENTS        ANNUALIZED PURCHASE PAYMENTS
Employee                             X                      =      $
Employer                             X                      =      $
                                                           TOTAL   $

Employer Information (For 401(k), 403(b), Simple IRA, SEP-IRA and 457(b) plans)
Employer Name:                                                     Date of Employment: ____/____/___

If this application is for an existing employer sponsored plan, please supply: Plan #: _____ Bill #: _____
If this application is for a new employer sponsored plan, please complete form # [CWA-EMPR-07]

9. PURCHASE PAYMENT ALLOCATIONS (must total 100%)

LARGE CAP BLEND                          SMALL CAP BLEND                                 FIXED INCOME
____ % Goldman Sachs VIT Equity Index    ____ % Goldman Sachs VIT Structured SmCp Equity ____ % Goldman Sachs VIT Govt Income
LARGE CAP GROWTH                         TARGET DATE                                     ____ % Goldman Sachs VIT Money Market
____ % Goldman Sachs VIT Capital Growth  ____ % Fidelity VIP Investor Freedom Income     ____ % Goldman Sachs VIT Core Fixed Income
LARGE CAP VALUE                          SMALL CAP GROWTH                                ____ % Fidelity VIP Strategic Income
____ % Goldman Sachs VIT Growth & Income ____ % MFS New Discovery Series                 ____ % Oppenheimer High Income
MID CAP BLEND                            SMALL CAP VALUE                                 FOR QUALIFIED PLANS ONLY
____ % Janus Aspen Mid Cap Value Svc     ____ % Franklin Small Cap Value Securities      LARGE CAP BLEND
MID CAP GROWTH                           INTERNATIONAL                                   ____ % Goldman Sachs Balanced Strategy
____ % Fidelity VIP Mid Cap Growth       ____ % Goldman Sachs Strategic Int'l Equity     ____ % Goldman Sachs Equity Growth Strategy
MID CAP VALUE                                                                            ____ % Goldman Sachs Growth & Inc Strategy
____ % Goldman Sachs VIT Mid Cap Value                                                   ____ % Goldman Sachs Growth Strategy

10. AUTOMATIC ASSET REBALANCING (not available concurrently with Dollar Cost Averaging)

|_| I elect Automatic Asset Rebalancing of all subaccounts.

Frequency: Every |_| 1 |_| 3 |_| 6 |_| 12 Months       Beginning: ____/____/____ (excluding 29th, 30th, 31st)

Unless otherwise specified, Automatic Asset Rebalancing to the allocation percentages selected in Section 9 will occur each period on the same day as the contract was issued.

11. DOLLAR COST AVERAGING (not available concurrently with Automatic Asset Rebalancing)

|_| Please transfer $ ___________ from _______________________________________ (enter name of subaccount)

Frequency: Every |_| 1 |_| 3 |_| 6 |_| 12 Months       Beginning: ____/____/____ (excluding 29th, 30th, 31st)

Unless otherwise specified, Dollar Cost Averaging will occur each period on the same day as the contract was issued.

TRANSFER TO (must total 100%)

LARGE CAP BLEND                          SMALL CAP BLEND                                 FIXED INCOME
____ % Goldman Sachs VIT Equity Index    ____ % Goldman Sachs VIT Structured SmCp Equity ____ % Goldman Sachs VIT Govt Income
LARGE CAP GROWTH                         TARGET DATE                                     ____ % Goldman Sachs VIT Money Market
____ % Goldman Sachs VIT Capital Growth  ____ % Fidelity VIP Investor Freedom Income     ____ % Goldman Sachs VIT Core Fixed Income
LARGE CAP VALUE                          SMALL CAP GROWTH                                ____ % Fidelity VIP Strategic Income
____ % Goldman Sachs VIT Growth & Income ____ % MFS New Discovery Series                 ____ % Oppenheimer High Income
MID CAP BLEND                            SMALL CAP VALUE                                 FOR QUALIFIED PLANS ONLY
____ % Janus Aspen Mid Cap Value Svc     ____ % Franklin Small Cap Value Securities      LARGE CAP BLEND
MID CAP GROWTH                           INTERNATIONAL                                   ____ % Goldman Sachs Balanced Strategy
____ % Fidelity VIP Mid Cap Growth       ____ % Goldman Sachs Strategic Int'l Equity     ____ % Goldman Sachs Equity Growth Strategy
MID CAP VALUE                                                                            ____ % Goldman Sachs Growth & Inc Strategy
____ % Goldman Sachs VIT Mid Cap Value                                                   ____ % Goldman Sachs Growth Strategy


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12. ELECTRONIC DELIVERY

If you are interested in receiving your Annual Prospectuses, Semi-Annual Reports and Annual Reports delivered to you electronically, please visit our website at [https://insuranceservices.rightmix.com] to opt-in.

IF YOU CHOOSE NOT TO OPT-IN FOR ELECTRONIC DELIVERY, YOU WILL RECEIVE PAPER COPIES OF ALL REQUIRED REGULATORY DOCUMENTS. YOU WILL NOT RECEIVE ELECTRONIC COPIES IN ADDITION TO PAPER COPIES PROVIDED.

13. TELEPHONE AUTHORIZATION

By signing this application, I authorize and direct Commonwealth Annuity and Life Insurance Company (Commonwealth Annuity) to accept telephone instructions from the owner, active insurance representative, and the individual listed below to effect transfers and/or future purchase payment allocation changes. I agree to hold harmless and indemnify Commonwealth Annuity and its affiliates and its directors, employees and representatives against any claim arising from such action. I am aware that I may deny the active insurance representative authorization to make telephone transfers by checking the designated box below. Name of additional authorized individual (if any) _____________________________

|_| I do not authorize the active insurance representative to make telephone transfers on my behalf.

|_| I do not accept this telephone transfer privilege.

14. REMARKS

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15. WARNINGS AND NOTICES

ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA AND TENNESSEE FRAUD WARNING - Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FLORIDA FRAUD WARNING - Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

MARYLAND FRAUD WARNING - Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MASSACHUSETTS FRAUD WARNING - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MICHIGAN FRAUD WARNING - Any person who submits an application or files a claim with intent to defraud or helps commit a fraud against an insurer, as determined by a court of competent jurisdiction, is guilty of a crime.

NEW JERSEY FRAUD WARNING - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

WASHINGTON FRAUD WARNING - It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.


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

16. ACKNOWLEDGEMENTS AND SIGNATURES

RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUSES FOR THIS VARIABLE ANNUITY AND THE UNDERLYING FUNDS. ALL BENEFITS, PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THEY ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S. GOVERNMENT OR ANY STATE GOVERNMENT, AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY. ALL RISK IS BORNE BY THE OWNER FOR THOSE FUNDS ASSIGNED TO A SEPARATE ACCOUNT.

|_| Please check here if you want a Statement of Additional Information.

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

I acknowledge the receipt of the Warnings and Notices in Section 15.

Application Made at (City):                            State:                   Date:
                                                                                _____/___/____

Signature of Owner/Participant:                        Signature of Joint Owner: (if applicable)

Signature of Plan Owner: (For 401(k), 403(b) and 457(b) plans, if applicable)

17. REGISTERED REPRESENTATIVE

Does the owner have any existing annuity contracts or life insurance? |_| Yes |_| No

To the best of your knowledge, will any existing life insurance policy or annuity contract be replaced or will values from another life insurance policy or annuity contract (through loans, surrenders or otherwise) be used to make purchase payments for the annuity contract applied for? |_| Yes |_| No

If yes, please provide the following information AND SUBMIT ANY REQUIRED STATE
SPECIFIC REPLACEMENT FORMS:

Existing Contract Type: |_| Annuity |_| Life Insurance

Company Name: _____________________________ Policy/Contract #: _______________ Plan Type Code: ________________
(if more than one company please use Section 14 Remarks)

I certify that the information provided by the owner has been accurately recorded; current prospectuses were delivered; no written sales materials other than those approved by the principal underwriter were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner. SUITABILITY INFORMATION HAS BEEN OBTAINED AND FILED WITH
THE BROKER/DEALER.

Signature of Registered Representative 1:                      E-mail Address:            Registered Representative #

Printed Name of Registered Representative 1:                   Phone #:                   Date:
                                                                                          _____/____/___

Signature of Registered Representative 2 (if applicable):      E-mail Address:            Registered Representative #

Printed Name of Registered Representative 2 (if applicable):   Phone #:                   Date:
                                                                                          _____/____/___

Printed Name of Broker/Dealer:

Branch Office Street Address

Florida License ID # for Contracts Sold in Florida


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